American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except per share data)
Unaudited

	September 30
ASSETS	2018	2017

Cash and due from banks	$32,688	$26,949
Interest-bearing deposits in other banks	37,355	76,271

Equity securities, at fair value	2,087	—
Securities available for sale, at fair value	295,777	272,205
Restricted stock, at cost	5,239	5,509
Loans held for sale	1,934	3,386

Loans	1,331,153	1,295,154
Less allowance for loan losses	(13,588)	(13,858)
Net Loans	1,317,565	1,281,296

Premises and equipment, net	25,690	25,923
Other real estate owned, net	916	2,101
Goodwill	43,872	43,872
Core deposit intangibles, net	981	1,271
Bank owned life insurance	18,785	18,491
Accrued interest receivable and other assets	23,602	23,267

Total assets	$1,806,491	$1,780,541

Liabilities
Demand deposits -- noninterest-bearing	$420,486	$402,100
Demand deposits -- interest-bearing	230,984	225,279
Money market deposits	362,575	336,752
Savings deposits	135,702	124,025
Time deposits	373,360	392,049
Total deposits	1,523,107	1,480,205

Customer repurchase agreements	29,104	43,240
Long-term borrowings	—	9,996
Junior subordinated debt	27,902	27,800
Accrued interest payable and other liabilities	10,312	9,086
Total liabilities	1,590,425	1,570,327

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,714,431 shares outstanding at September 30, 2018 and
8,647,345 shares outstanding at September 30, 2017	8,661	8,600
Capital in excess of par value	77,842	75,943
Retained earnings	138,715	126,507
Accumulated other comprehensive loss, net	(9,152)	(836)
Total shareholders' equity	216,066	210,214

Total liabilities and shareholders' equity	$1,806,491	$1,780,541

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except per share data)
Unaudited

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2018	2017	2018	2017
Interest and Dividend Income:
Interest and fees on loans	$15,062	$14,394	$44,485	$40,850
Interest and dividends on securities:
Taxable	1,568	1,108	4,432	3,395
Tax-exempt	362	460	1,204	1,604
Dividends	82	77	240	240
Other interest income	143	235	516	469
Total interest and dividend income	17,217	16,274	50,877	46,558

Interest Expense:
Interest on deposits	2,048	1,529	5,746	4,081
Interest on short-term borrowings	29	52	41	94
Interest on long-term borrowings	—	82	—	243
Interest on junior subordinated debt	389	273	1,008	756
Total interest expense	2,466	1,936	6,795	5,174

Net Interest Income	14,751	14,338	44,082	41,384
Provision for loan losses	(23)	440	(97)	1,090

Net Interest Income After Provision
for Loan Losses	14,774	13,898	44,179	40,294

Noninterest Income:
Trust fees	1,001	1,098	2,875	2,918
Service charges on deposit accounts	605	622	1,809	1,818
Other fees and commissions	656	618	1,977	1,852
Mortgage banking income	551	612	1,492	1,603
Securities gains (losses), net	(17)	—	393	590
Brokerage fees	172	219	603	603
Income from Small Business Investment Companies	150	86	476	118
Gains on premises and equipment, net	63	337	66	337
Other	199	212	585	584
Total noninterest income	3,380	3,804	10,276	10,423

Noninterest Expense:
Salaries	5,285	5,072	15,377	14,604
Employee benefits	1,036	1,048	3,322	3,229
Occupancy and equipment	1,069	1,151	3,297	3,367
FDIC assessment	134	138	412	401
Bank franchise tax	291	276	863	795
Core deposit intangible amortization	56	80	210	448
Data processing	420	475	1,309	1,464
Software	307	303	966	853
Other real estate owned, net	46	62	101	173
Other	2,260	2,105	6,751	6,528
Total noninterest expense	10,904	10,710	32,608	31,862

Income Before Income Taxes	7,250	6,992	21,847	18,855
Income Taxes	1,465	2,205	4,270	5,726
Net Income	$5,785	$4,787	$17,577	$13,129

Net Income Per Common Share:
Basic	$0.66	$0.55	$2.02	$1.52
Diluted	$0.66	$0.55	$2.02	$1.52
Average Common Shares Outstanding:
Basic	8,712,443	8,644,310	8,691,423	8,639,433
Diluted	8,718,918	8,663,246	8,703,662	8,657,891

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2018	2018	2017	2018	2017
EARNINGS
Interest income	$17,217	$16,992	$16,274	$50,877	$46,558
Interest expense	2,466	2,204	1,936	6,795	5,174
Net interest income	14,751	14,788	14,338	44,082	41,384
Provision for loan losses	(23)	(30)	440	(97)	1,090
Noninterest income	3,380	3,563	3,804	10,276	10,423
Noninterest expense	10,904	11,002	10,710	32,608	31,862
Income taxes	1,465	1,399	2,205	4,270	5,726
Net income	5,785	5,980	4,787	17,577	13,129

PER COMMON SHARE
Income per share - basic	$0.66	$0.69	$0.55	$2.02	$1.52
Income per share - diluted	0.66	0.69	0.55	2.02	1.52
Cash dividends paid	0.25	0.25	0.24	0.75	0.72
Book value per share	24.79	24.50	24.31	24.79	24.31
Book value per share - tangible (a)	19.65	19.34	19.09	19.65	19.09
Closing market price	39.00	40.00	41.20	39.00	41.20

FINANCIAL RATIOS
Return on average assets	1.28%	1.31%	1.08%	1.29%	1.01%
Return on average equity	10.76	11.27	9.16	11.04	8.48
Return on average tangible equity (b)	13.70	14.44	11.81	14.14	11.11
Average equity to average assets	11.87	11.62	11.79	11.67	11.89
Tangible equity to tangible assets (a)	9.72	9.46	9.51	9.72	9.51
Net interest margin, taxable equivalent	3.51	3.50	3.56	3.49	3.51
Efficiency ratio (c)	59.65	60.38	59.14	59.94	61.23
Effective tax rate	20.21	18.96	31.54	19.55	30.37

PERIOD-END BALANCES
Securities	$303,103	$348,887	$277,714	$303,103	$277,714
Loans held for sale	1,934	2,296	3,386	1,934	3,386
Loans, net of unearned income	1,331,153	1,339,379	1,295,154	1,331,153	1,295,154
Goodwill and other intangibles	44,853	44,909	45,143	44,853	45,143
Assets	1,806,491	1,824,531	1,780,541	1,806,491	1,780,541
Assets - tangible (a)	1,761,638	1,779,622	1,735,398	1,761,638	1,735,398
Deposits	1,523,107	1,560,746	1,480,205	1,523,107	1,480,205
Customer repurchase agreements	29,104	6,776	43,240	29,104	43,240
Other short-term borrowings	—	5,500	—	—	—
Long-term borrowings	27,902	27,876	37,796	27,902	37,796
Shareholders' equity	216,066	213,348	210,214	216,066	210,214
Shareholders' equity - tangible (a)	171,213	168,439	165,071	171,213	165,071

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2018	2018	2017	2018	2017
AVERAGE BALANCES
Securities (d)	$335,320	$342,486	$281,246	$330,561	$300,407
Loans held for sale	3,282	2,616	3,607	2,650	2,820
Loans, net of unearned income	1,327,060	1,321,812	1,291,822	1,328,936	1,248,929
Interest-earning assets	1,693,912	1,707,223	1,646,241	1,700,128	1,610,541
Goodwill and other intangibles	44,887	44,956	45,191	44,958	45,347
Assets	1,811,631	1,825,860	1,773,636	1,818,615	1,736,955
Assets - tangible (a)	1,766,744	1,780,904	1,728,445	1,773,657	1,691,608
Interest-bearing deposits	1,118,929	1,145,701	1,066,827	1,140,443	1,045,422
Deposits	1,542,945	1,565,321	1,468,523	1,555,086	1,431,777
Customer repurchase agreements	11,896	11,347	48,461	11,829	47,614
Other short-term borrowings	2,176	247	—	1,536	3,902
Long-term borrowings	27,886	27,861	37,780	27,861	37,748
Shareholders' equity	215,054	212,256	209,026	212,268	206,440
Shareholders' equity - tangible (a)	170,167	167,300	163,835	167,310	161,093

CAPITAL
Average common shares outstanding - basic	8,712,443	8,692,107	8,644,310	8,691,423	8,639,433
Average common shares outstanding -
diluted	8,718,918	8,704,726	8,663,246	8,703,662	8,657,891

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,508	$13,575	$13,632	$13,603	$12,801
Provision for loan losses	(23)	(30)	440	(97)	1,090
Charge-offs	(28)	(130)	(277)	(202)	(411)
Recoveries	131	93	63	284	378
Ending balance	$13,588	$13,508	$13,858	$13,588	$13,858

LOANS
Construction and land development	$99,546	$96,740	$137,869	$99,546	$137,869
Commercial real estate	632,022	633,128	602,434	632,022	602,434
Residential real estate	205,277	207,374	209,201	205,277	209,201
Home equity	104,873	105,558	110,926	104,873	110,926
Commercial and industrial	284,176	291,454	230,484	284,176	230,484
Consumer	5,259	5,125	4,240	5,259	4,240
Total	$1,331,153	$1,339,379	$1,295,154	$1,331,153	$1,295,154

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$74	$229	$538	$74	$538
Nonaccrual	2,238	1,861	2,498	2,238	2,498
Other real estate owned	916	1,124	2,101	916	2,101
Nonperforming assets	$3,228	$3,214	$5,137	$3,228	$5,137

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	3rd Qtr	2nd Qtr	3rd Qtr	YTD	YTD
	2018	2018	2017	2018	2017
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.02%	1.01%	1.07%	1.02%	1.07%
Allowance for loan losses to
nonperforming loans	587.72	646.32	456.46	587.72	456.46
Nonperforming assets to total assets	0.18	0.18	0.29	0.18	0.29
Nonperforming loans to total loans	0.17	0.16	0.23	0.17	0.23
Annualized net charge-offs (recoveries)
to average loans	(0.03)	0.01	0.07	(0.01)	—

OTHER DATA
Fiduciary assets at period-end (e) (f)	$523,754	$510,552	$517,294	$523,754	$517,294
Retail brokerage assets at period-end (e) (f)	$333,565	$326,692	$307,281	$333,565	$307,281
Number full-time equivalent employees (g)	316	323	335	316	335
Number of full service offices	24	26	26	24	26
Number of loan production offices	2	2	2	2	2
Number of ATM's	34	34	34	34	34

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and noninterest income and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(d) - Average does not include unrealized gains and losses.
(e) - Market value.
(f) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended September 30, 2018 and 2017
	(Dollars in thousands)
	Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2018	2017	2018	2017	2018	2017
Loans:
Commercial	$268,296	$233,455	$2,715	$2,282	4.01%	3.88%
Real estate	1,057,097	1,057,326	12,317	12,102	4.66	4.58
Consumer	4,949	4,648	76	92	6.09	7.85
Total loans	1,330,342	1,295,429	15,108	14,476	4.54	4.46

Securities:
Federal agencies & GSEs	128,284	92,822	732	445	2.28	1.92
Mortgage-backed & CMOs	107,817	77,663	604	399	2.24	2.06
State and municipal	84,147	95,861	583	862	2.77	3.60
Other	15,072	14,900	180	170	4.78	4.56
Total securities	335,320	281,246	2,099	1,876	2.50	2.67

Deposits in other banks	28,250	69,566	143	235	2.01	1.34

Total interest-earning assets	1,693,912	1,646,241	17,350	16,587	4.09	4.03

Non-earning assets	117,719	127,395

Total assets	$1,811,631	$1,773,636

Deposits:
Demand	$231,339	$215,486	12	11	0.02	0.02
Money market	377,074	336,501	839	463	0.88	0.55
Savings	132,450	124,949	10	9	0.03	0.03
Time	378,066	389,891	1,187	1,046	1.25	1.06
Total deposits	1,118,929	1,066,827	2,048	1,529	0.73	0.57

Customer repurchase agreements	11,896	48,461	17	53	0.57	0.43
Other short-term borrowings	2,176	—	12	—	2.21	—
Long-term borrowings	27,886	37,780	389	354	5.58	3.75
Total interest-bearing
liabilities	1,160,887	1,153,068	2,466	1,936	0.84	0.67

Noninterest bearing demand deposits	424,016	401,696
Other liabilities	11,674	9,846
Shareholders' equity	215,054	209,026
Total liabilities and
shareholders' equity	$1,811,631	$1,773,636

Interest rate spread					3.25%	3.36%
Net interest margin					3.51%	3.56%

Net interest income (taxable equivalent basis)			14,884	14,651
Less: Taxable equivalent adjustment (a)			133	313
Net interest income			$14,751	$14,338

Notes:
(a) - Calculated using 21% and 35% statutory tax rate in 2018 and 2017, respectively, due to tax rate change.

	Net Interest Income Analysis
	For the Nine Months Ended September 30, 2018 and 2017
	(Dollars in thousands)
	Unaudited

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2018	2017	2018	2017	2018	2017
Loans:
Commercial	$264,983	$227,739	$7,811	$6,577	3.94%	3.86%
Real estate	1,062,075	1,019,185	36,594	34,228	4.59	4.48
Consumer	4,528	4,825	229	272	6.76	7.54
Total loans	1,331,586	1,251,749	44,634	41,077	4.47	4.38

Securities:
Federal agencies & GSEs	119,597	95,360	1,956	1,340	2.18	1.87
Mortgage-backed & CMOs	108,473	78,572	1,812	1,224	2.23	2.08
State and municipal	87,365	110,328	1,870	2,952	2.85	3.57
Other	15,126	16,147	531	536	4.68	4.43
Total securities	330,561	300,407	6,169	6,052	2.49	2.69

Deposits in other banks	37,981	58,385	516	469	1.82	1.07

Total interest-earning assets	1,700,128	1,610,541	51,319	47,598	4.03	3.94

Non-earning assets	118,487	126,414

Total assets	$1,818,615	$1,736,955

Deposits:
Demand	$236,734	$217,052	36	32	0.02	0.02
Money market	394,005	321,738	2,424	1,046	0.82	0.43
Savings	131,789	124,780	30	28	0.03	0.03
Time	377,915	381,852	3,256	2,975	1.15	1.04
Total deposits	1,140,443	1,045,422	5,746	4,081	0.67	0.52

Customer repurchase agreements	11,829	47,614	19	68	0.21	0.19
Other short-term borrowings	1,536	3,902	22	27	1.91	0.92
Long-term borrowings	27,861	37,748	1,008	998	4.82	3.53
Total interest-bearing
liabilities	1,181,669	1,134,686	6,795	5,174	0.77	0.61

Noninterest bearing demand deposits	414,643	386,355
Other liabilities	10,035	9,474
Shareholders' equity	212,268	206,440
Total liabilities and
shareholders' equity	$1,818,615	$1,736,955

Interest rate spread					3.26%	3.33%
Net interest margin					3.49%	3.51%

Net interest income (taxable equivalent basis)			44,524	42,424
Less: Taxable equivalent adjustment			442	1,040
Net interest income			$44,082	$41,384

Notes:
(a) - Calculated using 21% and 35% statutory tax rate in 2018 and 2017, respectively, due to tax rate change.